Exhibit 99.1

Filed under Rule 425 under the Securities Act of 1933, as amended and deemed filed under Rule 14a-12 of the Securities Exchange Act of 1934, as amended

Filing by: Northern Star Investment Corp. II

Subject Company: Northern Star Investment Corp. II

File No. 333-255120

The following is a transcript of presentation by William Capuzzi and Christopher Springer, Apex’s Chief Executive Officer and Chief Financial Officer, respectively, at a conference hosted by MoffettNathanson, which is being posted on Apex’s website.

Company Name: Apex Clearing Corporation (APXF)

Event: MoffettNathanson’s 3rd Annual Payments, Processors, and IT Services Summit

Date: May 10, 2021

Lisa Ellis, Analyst, MoffettNathanson LLC

All right, terrific. Well, that was a quick switch over, time to move now to the bottom of the hour 11:30 session. This is a fireside chat now with one of my personal favorite, most exciting, new up and coming FinTech companies, actually the FinTech for FinTechs, as they will tell you, Bill Capuzzi, CEO; and Chris Springer, CFO of Apex Clearing are joining us. So first, I’ll just say, Bill, and Chris thank you. Thanks for being here.

Bill Capuzzi, Chief Executive Officer

Thanks for having us.

Christopher Springer, Chief Financial Officer

Thanks for having us.

Lisa Ellis, Analyst, MoffettNathanson LLC

Of course. And we’re going to start off actually, Bill and Chris are going to present for the first 15 minutes or so of this. Some slides to give a quick overview of Apex realizing many folks joining may be unfamiliar with the company, a picture’s worth 1000 words. So, they’re going to go through a few slides. In the meantime, guys, as usual, you can submit questions to me directly through the webcast. I’ve got them up in front of me. So, as questions come up, as you’re listening to their presentation, please do send them through. We’re going to have 10 minutes or so at the end to do some Q&A. Okay.

And with that, I’ll turn it over to Bill and Chris.

Bill Capuzzi, Chief Executive Officer

Thanks again, Lisa. Good morning, everyone. It’s a pleasure to be on. Let me start with who is Apex? Right. And Lisa gave a good introduction on the FinTech for FinTechs. That is effectively the mission of our company. So think of us as a platform, right. That provides effectively a turnkey solution and allows people to offer an investing solution very simply, securely, efficiently. The vision for the company is to be that trusted technology provider that drives kind of this next generation within the financial services industry. And the purpose, people talk about being a purpose-built company, we really are in that the purpose, the mission, the vision of the company, is to enable investing for anyone, right? Make it simple, make it easy, make it turnkey, right, and most importantly, make it for everyone. So this is not just something for high net worth, or ultra-high net worth folks, this is something for everyone.

Next slide. So, try and get through this page pretty quickly. I talked about us being the FinTech for FinTechs, and talked about us being a platform. And this sort of walks through exactly kind of who we are and what we do. So, our customers really have to answer two questions. Who do they want to target in terms of the end investor? And what do they want to offer? Right. Do they want to offer single stock? Do they want to offer cryptocurrency NFT’s? Do they want to do something more passive - options, futures, fixed income? Right. And so that combination of who and what really manifests itself in terms of that front-end.

So, you can see one of our customers it’s mentioned here, SoFi, they are purely B2C. They’re the folks that are out there, working directly with the end customers. Our job as a slide walkthrough is, we empower behind the scenes. And so it’s an API-based solution. Effectively, we take that, who and the what and we bring it for life. Account opening and funding, all of the modern paperless experiences as relates to confirms and statements and proxies. We do all of the trading across all asset classes, including cryptocurrency, we are one of the pioneers of fractional share trading. We’re providing direct indexing for smaller accounts. We do all of that digital asset movements in terms of money movements from the banking world into the investing world.

And then lastly, which is part of the core of what we do, we’re custodian. We actually custody safeguard and interface with all the depositories as the custodian of those assets. Those end customers, we’ll get into how many customers are on our books today, or what’s called fully disclosed, meaning their end customers of ours, it’s our job to custody that end client’s assets, whether it be securities, cryptocurrency cash on behalf of our customers, the SoFi, Stash as well.

So this gives a good perspective of who we actually service. And I said, we are purely B2B, we don’t do anything B2C. And historically, the focus for Apex has been in those sort of two middleboxes, at brokerage, the WeBull, the Ally, Stockpiles, MoneyLion, Etoro of the world and the Wealth-Tech: SoFi, Goldman Sachs’ Marcus, Stash, Betterment, M1, Public, LEX Markets, that is historically where effectively we have close to a monopoly in terms of sort of working with those types of customers.

As this platform, as this custodian, we continue to sort of evolve the company, largely focusing on continue to build out our advisory business, traditional advisors like Franklin Templeton, Westwood, Cambridge, and then more on the professional trading side, folks like ViewTrade, Trillium. And this, again, kind of speaks to the scalability of our business as a platform.

And then lastly, that’s on here is, we partner with the likes of Orion and Envestnet, Orbis, Tradier, Marstone, as force multipliers for us. I talked about us being largely a technology company. And what we leverage and partner with the likes of Orion is they’re providing that front office toolset, in this case, to the advisory world.

This walks through, you know, sort of the lineage of the company, right. So, we started back in 2012, as a company on effectively over the course of the last seven, eight years, it’s really been about building and offering that seamless, real time, sort of disrupting platform. So whether it be sort of starting out in terms of real time account opening, through our crypto offering that we launched in 2018, launching fractional share trading 2019. And then into 2021, things like NFTs, right, which again, being a sort of FinTech for FinTechs, just obviously makes sense for us to do things like NFT’s for our customers.

We currently stand at little over 400 employees for the company, half of which are technologists. There’s roughly 64 microservices, effectively that is all of those API’s, we offer real time. And I think the last part that’s on the slide is important, which is the deep moat around Apex, right? It’s great if they can offer technology, a technology platform. But you got to marry that with experience as it relates to how to manage collateral, how to manage treasury functions. All the byzantine rules in our industry, the SEC and FINRA, and how to manage DTCC and NSCC and that combination of great technology and lots of experience around how to manage the business, really is what creates that sort of defensible moat.

And it’s perfect to sort of segue into this, which is, it creates that flywheel, right. So effectively, as regardless of where you start on the flywheel, like there’s really high barriers to entry, right. And Lisa and I will talk part of the fireside chat is, why, what is it about Apex? Why was I attracted become Apex? It’s – there’s very few platforms that provide custody and clearing that are out there today. And those that support more of the FinTech, Wealth-Tech space, it really is just one and that’s Apex. So, you take that plus the scalability of what we do and how we do it, the really high switching costs, right to move from somebody like Apex to either trying to do it yourself, or to another custodian creates a really sort of defensible moat around the company today.

Christopher Springer, Chief Financial Officer

So thanks, Bill. So, I did want to mention that before I get started on this portion of the presentation. Our presentation will include references to non-GAAP financial metrics and reconciliations to these closest GAAP measures can be found in our earnings release dated April 28, 2021, which is available on the investor relations portion of our website.

With that out of the way, let me talk a little bit about how we generate revenue. So, our revenue levers can be broken down into two buckets: transactional and recurring. Transactional levers are reliant upon customer interaction. It generates these through things like clearing, execution, banking, and also revenue from our crypto business that Bill just spoke about. In contrast, we generate recurring revenue via the custodian of our customer assets through a variety of streams. These include interest on credit and debit balances, securities lending, account maintenance, and providing proxies amongst others.

The contribution from recurring and transactional buckets can and will vary overtime, based upon a number of factors, including interest rates, market volatility, the number of trades we process and accounts opened and as well as all the new products and services that we may roll out. The real message that we want to get across here is the importance of the continued growth in our number of investors that we service. These are the clients of our clients. As we increase accounts on the platform, revenue grows, the number of accounts drives revenue through a variety of ways, whether it be through account opening fees, account maintenance fees, clearing and execution of trades. And then these accounts start to accumulate assets. And those assets get put into things like our securities lending program. This further drives revenue. In 2021, in the first quarter, we added $19 billion in net new assets, bringing our total assets to $97 billion as of March 31, 2021.

I want to spend a little time on our Q1 results, and talking about some of the highlights that we saw in the quarter. Focusing down on the lower left hand corner in the KPI growth first, the number of accounts increased by 85% from the same period last year to over $14.4 million, sequentially, we added over 4 million accounts in Q1. And importantly, over 75% of these accounts belong to customers aged 40 and under. Extraordinary market volatility associated with certain stocks, coupled with unusually high levels of customer engagement in the first quarter, drove us to a record number of trades $235 million. That’s 70% increase above the fourth quarter, and 183% higher than our first quarter 2020. Customer account growth drives increased balances and transactions. These were the catalysts of the revenue growth for the quarter – first quarter of Apex.

Moving up to the upper right hand portion of the slide, you can see our adjusted net revenues were $102 million for the first quarter. This is up 122% from the $46 million in the first quarter of 2020. By adjusted net revenues, I mean total net revenues, less reimbursable fees, non-operating income, and also excluding the impact of interest on debt. The increase in adjusted net revenue in the first quarter was driven by growth in our clearing and execution fees, our account based fees, and our securities lending income.

And now focusing in the lower right hand corner on EBITDA, Apex defines adjusted EBITDA as net income adjusted for income tax expense, interest on debt, depreciation and amortization and excluding non-operating income and expenses. Adjusted EBITDA totaled $46 million for the first quarter, translating into a 45% adjusted operating margin. That compares to an EBITDA of $13 million and the related margin of 28% for the first quarter of 2020. This demonstrates the scalability of our financials, where additional revenue generates EBITDA at a higher incremental adjusted operating margin rate. The incremental adjusted operating margin rate was 60% for the quarter.

So, to wrap up our formal side of our presentation on the slides, I want to make a couple of points. We believe that Apex is the bellwether for the digitalization of investing. Historic momentum and the growth of our customer accounts continue to play out in the first quarter. We added more accounts in the first quarter than we did in the whole year of 2019.

Our ability to generate revenue from those accounts has grown as well with an 18% CAGR from 2018 to 2020. We believe that we are poised to continue to capitalize on the secular tailwinds that are driving the digitization of investing going forward.

And with that, that ends the prepared remarks, and I’ll turn it back to Lisa.

Lisa Ellis, Analyst, MoffettNathanson LLC

Terrific. Well, Chris, I’m not letting you off the hot seat quite yet. Apex has previously announced the intent to list on the NYSE via a merger with Northern Star Investment Corp II. So, why don’t you just give us a quick update for folks who were probably Googling in the background while you were speaking with where you are in the SPAC process?

Christopher Springer, Chief Financial Officer

Sure. Well, we filed our initial S-4 on April 9. And we just recently last week received comments back from the SEC about that. We are working through those comments at a pace where our goal is to try to get through all the comments and turn back and amended S-4 back to the government, and towards our goal of being a public company, de-SPAC’ing in the second quarter.

Lisa Ellis, Analyst, MoffettNathanson LLC

Excellent, exciting. Good. All right. And now Bill wanted to turn over to you. We just heard a bit about what Apex does. Can you just talk a bit about, you’ve been the CEO here now for about five years. Can you talk a little bit about what drew you to join Apex and what that journey has looked like?

Bill Capuzzi, Chief Executive Officer

Yes, Sure. It’s a good question. So, I’m trying – I’ll give you the cliff note version, Lisa. So, I actually tried to buy Apex from PEAK6. And I spent close to a decade at Pershing, which is in the custody business. And what I realized is that being custodian is a very scarce asset. And somebody that can actually offer it through a totally FinTech lense is kind of a unicorn. And so, I saw the bones, sort of the start of this back, when I talked to the folks at PEAK6, the principal shareholders of a company. And the reality is that I couldn’t buy it, I couldn’t get them to sell it to me, but they convinced me to join and help on the company. And like I said, I came because I knew what this could be, I knew what custodian clearing ought to be. And the focus over the last five years, and frankly, from this point forward is to continue down that path. Continue, as I talked about the mission, the vision of the company.

Lisa Ellis, Analyst, MoffettNathanson LLC

Right. And so you’ve highlighted in the presentation that your flagship product at Apex right now is enabling, investing and trading services on an outsourced or an white label basis through Apex and you (custodian), as you said, but can you talk a little bit about what your relationship then is in the back-end? Just as a clarification point with do you work directly with exchanges? Do you work through other market? How does it work exactly?

Bill Capuzzi, Chief Executive Officer

Yeah. So, we do. We work with the liquidity providers with the exchanges, with the depositories, with the regulators, right. And that’s part of the value that Apex provides, right. So the symbiotic relationship, when you think about it, let’s just take SoFi or you take a Stash, or Goldman Sachs’ Marcus, all of that stuff, right? Is sort of handled by Apex, right. So that they can focus Anthony Noto, a good friend, Anthony can focus on the end customer experience. And all that stuff behind the scenes Apex can handle for him. And for the team at SoFi worth the account opening the funding, the trading, the settling, movement of cash or securities, all of the interactions for the end customer as it relates to statements and confirms and proxy votes, will take care of all that and do it on a scalable basis and allow for our customers to really focus on that end customer experience.

Lisa Ellis, Analyst, MoffettNathanson LLC

All right. Can you talk a little bit about just the competitive landscape, Apex is clearly the market leader in this space, and as you said, very, very dominant in some of the specific verticals. But there are one or two other small players kind of doing something along the same line. So, what are the big differentiators for Apex?

Bill Capuzzi, Chief Executive Officer

So, we’ve obviously spent quite a bit of time looking at competitors. I mentioned that I came from at least one end of the spectrum. I came from Pershing a number of years ago and so you really have sort of both ends, you have the sort of traditional incumbents really don’t look anything like us. Like they’re not technology companies, they’re more sort of Pershing the Fidelity the Schwab’s that are really focused on ultra-high net worth and the advisory segment.

On the other end of the spectrum, you have folks that are out there competitively that offer some piece of that strategy that I talked about, right, oftentimes really kind of focused on the front office tools. And when we look at it from a competitive standpoint, right, again, I’ll keep harping on somebody like WeBull or Goldman Sachs’ Marcus as a customer. There really is no comparable, in terms of somebody that starts with the front-end and ends with actually custodian the asset. And I think we saw what played out in the first quarter and all of the new stocks and the congressional hearings around custody and clearing, right, I was sort of fun for me, because no one ever talks about that side of this world. But I think we saw really clearly, how important it is right to have a great custodian as your partner.

Lisa Ellis, Analyst, MoffettNathanson LLC

Okay. And along those lines, some, you’ve highlighted the roster of amazing clients that Apex has, there are those some players that have opted to build essentially a customized version of what Apex does? Like what would – yeah, what are sort of the pros and cons? Like, what would lead the player to do that? And do you expect that you’ll win them over eventually?

Bill Capuzzi, Chief Executive Officer

Yeah, I mean, look. So first, I’ll start with saying, the reason to try and do this yourself, I think, again, laid there over the last… let’s just talk about Robinhood, some of the challenges that Robinhood had, there by and large, all tied to some related to the back-end, right? Being able to or having to raise $3 billion in a weekend. It’s pretty daunting, right. And the power of Apex really provides a couple things.

Number one is, I keep saying it, which is, these front ends, right, whether it’s Goldman Sachs’ Marcus or SoFi or Stash, WeBull or M1, they’re in an arms race with each other for end customers, right. And this convergence is happening between banking, investing, investing in payments, payments and lending. And getting that front office, right and providing something holistic for the end customer. There’s a tremendous opportunity or tremendous amount of work for those firms. Having to sort of downshift and focus on building the back-end is a distraction. Right.

The second thing I’d say is talk about this sort of concept of netting, which is the neat part about using something like Apex, as it relates to capital, is that you have this natural netting effect. And what I mean by that is, let’s go back to the infamous meme stocks, right? When you have a diverse series of customers that Apex works with, what you end up with is buyers and sellers - let’s take GME, and what it does is provides the ability to net down and lower the capital needs for Apex on behalf of our customers.

And then the last part is our job is to continue to build platform, part of the platform and offer to our customers. So, for example us building out Apex Crypto, and then in the second quarter, beginning the second quarter offering Dogecoin when Coinbase wasn’t right, and Robinhood had challenges, just provides opportunities for our customers to go out, take advantage of the things that we’re building, right, and take credit for, that’s the power of the partnership, is we’re going to build these things behind the scenes. We’re going to enable our customers, and they’re going to take the victory lap in terms of offering out to the end customer.

Lisa Ellis, Analyst, MoffettNathanson LLC

All right. I’m going to switch to looking ahead, because we just have a couple minutes here before we have to wrap up, unfortunately. So describe a bit, what’s your vision for Apex. How’s Apex going to evolve over the next couple of years?

Bill Capuzzi, Chief Executive Officer

Yes, so I keep using the word, platform, Lisa, and I think it just describes what we are and where we’re going? Right. So, historically we’ve been focused on FinTech, Wealth-Tech space. We’re going to continue, why are we doing this SPAC? We’re raising money. We’re not taking any money out of the business. We’re putting it all back in. And there’s two places, broad buckets we’re looking at. One is organic. So, we’re going to continue to reinvest in our people, adding more people to build more of the platform internally, and then as a series of M&A transactions that we think are attractive to build out the platform, right.

So talked about international, right, our growth in the international space, the advisory space where we have less than 1% market share right, us getting into potentially banking or lending, kind of tangential and continue to build out the platform and make it such that like I said, our customers don’t have to build these things, but can focus on tending to the end customer.

Lisa Ellis, Analyst, MoffettNathanson LLC

All right. And to wrap up, why don’t you give us given that you will have your direct listing closed, hopefully now within the next couple of months, why don’t you close with the investor pitch for Apex?

Bill Capuzzi, Chief Executive Officer

Yeah, look, here’s what I’d say. There is, sort of – we’re a one of one. Right. When you think about comparables, and who’s offering the solution. There are no direct competitors Apex today. And Chris talked about the secular tailwinds, which are certainly playing out before our eyes. So this is not about sort of COVID, COVID stock or COVID situation, lots of the tailwinds for Apex in terms of democratization of investing, started well before 2020. And they’re just accelerating into 2021, it just a massive opportunity for this company. And again, there’s that symbiotic relationship between us and our customers where allow them to continue to focus on the end customer, or we take on all that backend work, and continue to provide products and services for them to get to that next level. That’s my story. I’m sticking to it Lisa.

Lisa Ellis, Analyst, MoffettNathanson LLC

Wonderful. Well, I imagine we are going to be hearing a lot about Apex in the coming months and years. So, thank you very much. Very excited to have you guys here at the early stages of your journey. Thanks.

Bill Capuzzi, Chief Executive Officer

Thanks to everyone.

Christopher Springer, Chief Financial Officer

Thanks everyone. Thanks for having us.

Lisa Ellis, Analyst, MoffettNathanson LLC

Thank you. Thanks a lot.

* * * * * * *

Forward-Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the proposed business combination and the projected future financial performance of Apex and Apex’s operating companies following the proposed business combination; (3) changes in the market for Apex’s services, and expansion plans and opportunities; (4) anticipated client retention; (5) the sources and uses of cash of the proposed business combination; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed business combination; and (7) expectations related to the terms and timing of the proposed business combination.

These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Apex’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Apex. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political, regulatory and legal conditions; the inability of the parties to successfully or timely consummate the merger, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the merger is not obtained; failure to realize the anticipated benefits of the merger; risks relating to the uncertainty of the projected financial information with respect to the Apex; Apex’s ability to successfully expand and/or retain its product and service offerings; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in documents of Northern Star filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor Apex presently know or that Northern Star and Apex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward looking statements reflect Northern Star’s and Apex’s expectations, plans or forecasts of future events and views as of the date of this communication. Northern Star and Apex anticipate that subsequent events and developments will cause Northern Star’s and Apex’s assessments to change. However, while Northern Star and Apex may elect to update these forward-looking statements at some point in the future, Northern Star and Apex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star’s and Apex’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Northern Star and is not intended to form the basis of an investment decision in Northern Star. All subsequent written and oral forward-looking statements concerning Northern Star and Apex, the proposed transactions or other matters and attributable to Northern Star and Apex or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Important Information for Investors and Stockholders

In connection with the proposed business combination, Northern Star has filed a registration statement on Form S-4, including a proxy statement and prospectus, with the SEC. Additionally, Northern Star will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge on Northern Star’s website at www.northernstaric2.com or by directing a written request to Northern Star Investment Corp. II, c/o Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174. Security holders of Northern Star are urged to read the proxy statement/prospectus, and the other relevant materials when they become available, before making any voting decision with respect to the proposed business combination because they contain and will contain important information about the business combination and the parties thereto.

Participants in the Solicitation

Northern Star and Apex and their respective directors, managers and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies of Northern Star’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Northern Star’s executive officers and directors in the solicitation by reading Northern Star’s filings with the SEC, including its final prospectus dated January 25, 2021 filed with the SEC on January 27, 2021. Information concerning the interests of persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Northern Star’s stockholders in connection with the proposed business combination also is set forth in the registration statement for the proposed business combination that Northern Star has filed with the SEC, which includes a proxy statement and prospectus. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions.